UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2014

BLACKHAWK NETWORK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35882	43-2099257
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6220 Stoneridge Mall Road

Pleasanton, CA 94588

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (925) 226-9990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Blackhawk Network Holdings, Inc. (the “Company”) will present an investor presentation to members of the investment community as part of a road show program. A copy of the investor presentation to be used on the road show is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The presentation is also available on the Company’s investor relations website located at http://ir.blackhawknetwork.com.

The Company is furnishing the information in this Current Report on Form 8-K and in Exhibit 99.1 hereto to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

This presentation may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “anticipates,” “estimates,” “plans,” “continuing,” “ongoing,” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on our current plans and expectations and involve risks and uncertainties which are, in many instances, beyond our control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: the risk that Safeway Inc. does not complete the anticipated spin-off to Safeway stockholders of the Blackhawk stock that it holds (the Spin-Off); our ability to realize some or all of the potential benefits of the Spin-Off, including the potential tax benefit and new business opportunities; our ability to grow adjusted operating revenues and adjusted net income as anticipated, our ability to grow at historic rates or at all, the consequences should we lose one or more of our top distribution partners or fail to attract new distribution partners to our network or if the financial performance of our distribution partners’ businesses decline, our reliance on our content providers, the demand for their products and our exclusivity arrangements with them, our reliance on relationships with card issuing banks, the consequences to our future growth if our distribution partners fail to actively and effectively promote our products and services, the requirement that we comply with applicable laws and regulations, including increasingly stringent money-laundering rules and regulations, risks related to our ongoing relationship with Safeway and other risks and uncertainties described in our reports and filings with the Securities and Exchange Commission, including the risks and uncertainties set forth in Item 1A under the heading Risk Factors in our recent Annual Report on Form 10-K. We undertake no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaim any obligation to do so other than as may be required by law.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

99.1	Investor Presentation of Blackhawk Network Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2014

BLACKHAWK NETWORK HOLDINGS, INC.

By:	/s/ David E. Durant
Name:	David E. Durant
Title:	Secretary and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Investor Presentation of Blackhawk Network Holdings, Inc.